SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 29, 2010

NewPower Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-16157	52-2208601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 17296, Stamford CT	06907
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 329-8412

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act  (17 CFR240.14a-12(b))

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01. Other Events.
As previously reported, on August 15, 2003, the United States Bankruptcy Court for the Northern District of Georgia, Newnan Division (the “Bankruptcy Court”) confirmed the Second Amended Chapter 11 Plan (the “Plan”) with respect to NewPower Holdings, Inc. (the “Company”) and TNPC Holdings, Inc. (“TNPC”), a wholly owned subsidiary of the Company. As previously reported, on February 28, 2003, the Bankruptcy Court previously confirmed the Plan, and the Plan has been effective as of March 11, 2003, with respect to The New Power Company, a wholly owned subsidiary of the Company. The Plan became effective on October 9, 2003 with respect to the Company and TNPC.

The Company filed its monthly operating report for the period April 30, 2010 – May 31, 2010 (the “May Monthly Operating Report”) with the Bankruptcy Court on June 29, 2010.  A copy of the May Monthly Operating Report is attached to this report as Exhibit 99.1 and incorporated in this report by reference.*

THE MAY MONTHLY OPERATING REPORT CONTAINS INFORMATION THAT HAS NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, HAS NOT BEEN PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

The Company cautions readers not to place undue reliance upon the information contained in the May Monthly Operating Report, which contains unaudited information, and is in a format prescribed by the applicable bankruptcy laws.  There can be no assurance that the May Monthly Operating Report is complete.  The May Monthly Operating Report also contains information for periods which may be shorter or otherwise different from those contained in the Company’s reports pursuant to the Securities Exchange Act of 1934.

*Certain attachments to the May Monthly Operating Report are not included as part of Exhibit 99.1, but are available at the office of the U.S. Trustee and the Bankruptcy Court.  In addition, the Company undertakes to furnish a copy of any such omitted attachment to the Commission upon its request.

Cautionary Statement

This disclosure contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934.  These statements involve risks and uncertainties and may differ materially from actual future events or results.  Although we believe that our expectations and beliefs are based on reasonable assumptions, we can give no assurance that our goals will be achieved.  The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits

(c)           Exhibit No.                      Description.

99.1           Monthly Operating Report for the period April 30, 2010 – May 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  June 29, 2010

NEWPOWER HOLDINGS, INC.

By:	/s/ M. Patricia Foster
Name:	M. Patricia Foster
Title:	President & Chief Executive Officer

EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit No.         Description

99.1           Monthly Operating Report for the period April 30, 2010 – May 31, 2010.